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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of report
(Date of earliest event reported)   April 28, 1999


                      Delphi Automotive Systems Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-14787                    38-3430473
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


5725 Delphi Drive, Troy, Michigan                                          48098
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (248) 813-2000


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

                  Delphi Automotive Systems Corporation (the "Company") has registered Debt Securities (the "Debt Securities") pursuant to Registration Statement No. 333-73285, as amended (the "Registration Statement"). The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 4l5 under the Securities Act of 1933.

                  On April 28, 1999, the Company entered into an Underwriting Agreement (the "Underwriting Agreement") with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters named therein, relating to the offering by the Company of three series of Debt Securities under the Registration Statement: (i) $500,000,000 aggregate principal amount of 6 1/8% Notes due 2004, (ii) $500,000,000 aggregate principal amount of 6 1/2% Notes due 2009 and (iii) $500,000,000 aggregate principal amount of 7 1/8% Debentures due 2029 (collectively, the "Offered Securities"). The Underwriting Agreement incorporates by reference the terms of a Form of Underwriting Agreement Standard Provisions (Debt Securities) dated April 28, 1999 (the "Standard Provisions"). The Offered Securities will be issued under an Indenture, dated as of April 28, 1999, between the Company and The First National Bank of Chicago, as trustee (the "Trustee"), a form of which was filed as Exhibit 4.1 to the Registration Statement. Each of the (i) Underwriting Agreement, (ii) the Standard Provisions,
(iii) the terms of the Offered Securities, including the forms of Offered Securities, (iv) an opinion of Drinker Biddle & Reath LLP, counsel to the Company, as to the legality of the Offered Securities and (v) an opinion of Drinker Biddle & Reath LLP, counsel to the Company, as to certain tax matters relating to the Offered Securities is being filed as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  1.1      --       Form of Underwriting Agreement Standard
                                    Provisions (Debt Securities) dated
                                    April 28, 1999

                  1.2      --       Underwriting Agreement dated as of
                                    April 28, 1999 between the Company and
                                    Merrill Lynch, Pierce, Fenner & Smith
                                    Incorporated and Morgan Stanley & Co.
                                    Incorporated, as representatives of the
                                    several underwriters named therein

                  4.1      --       Terms of the Securities, including the forms
                                    of Offered Securities

                  5.1      --       Opinion of Drinker Biddle & Reath LLP,
                                    counsel to the Company, as to the legality of the Offered Securities

                  8.1      --       Opinion of Drinker Biddle & Reath LLP,
                                    counsel to the Company, as to certain tax matters relating to the Offered Securities

                  23.1     --       Consent of Drinker Biddle & Reath LLP
                                    (contained in Exhibits 5.1 and 8.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DELPHI AUTOMOTIVE SYSTEMS CORPORATION


April 30, 1999                        By:/s/ John G. Blahnik
                                         ---------------------------------------
                                               John G. Blahnik
                                               Vice President and Treasurer








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                                 EXHIBIT INDEX

Exhibit
 Number                  Description
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1.1      --       Form of Underwriting Agreement Standard
                  Provisions (Debt Securities) dated
                  April 28, 1999

1.2      --       Underwriting Agreement dated as of
                  April 28, 1999 between the Company and
                  Merrill Lynch, Pierce, Fenner & Smith
                  Incorporated and Morgan Stanley & Co.
                  Incorporated, as representatives of the
                  several underwriters named therein

4.1      --       Terms of the Securities, including the forms
                  of Offered Securities

5.1      --       Opinion of Drinker Biddle & Reath LLP,
                  counsel to the Company, as to the legality of the Offered Securities

8.1      --       Opinion of Drinker Biddle & Reath LLP,
                  counsel to the Company, as to certain tax matters relating to the Offered Securities

23.1     --       Consent of Drinker Biddle & Reath LLP
                  (contained in Exhibits 5.1 and 8.1)